FIRST  AMENDMENT  TO  THE  AMENDED  STOCKHOLDERS  AGREEMENT
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     THIS  FIRST  AMENDMENT  TO  THE  AMENDED  STOCKHOLDERS  AGREEMENT  (the
"Amendment") is made and entered into as of the 31st day of March, 1997, by and among Haynes Holdings, Inc., a Delaware corporation, Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners II Merchant Banking Fund L.P., a Cayman Islands limited partnership, Blackstone Family Investment Partnership L.P., a Delaware limited partnership, Michael D. Austin, Joseph F. Barker, F. Galen Hodge and Charles J. Sponaugle.

     PRELIMINARY  STATEMENT
     ----------------------

     The Issuer, the Blackstone Investors and the Management Investors are parties to that certain Amended Stockholders Agreement, dated as of January 29, 1997, by and among the Issuer and the investors listed on the signature pages thereof (the "Stockholders Agreement"). The Issuer, the Blackstone
Investors and the Management Investors desire to amend the Stockholders Agreement as set forth herein.

     AGREEMENT
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     In  consideration of the mutual covenants contained in this Amendment and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, pursuant to Section 6.13(b) of the Stockholders
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Agreement,  the  parties  hereto  hereby  agree  as  follows:


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     1.      Definitions.  Capitalized terms used but not defined herein shall
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have  the  meanings  assigned  to  them  in  the  Stockholders  Agreement.

     2.          Amendments.
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          (a)       Section 1.1 of the Stockholders Agreement shall be amended
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to  modify  the  definition  of  "Affiliated  Transferee"  to read as follows:

          "Affiliated Transferee" with respect to any Investor, means any Person that (1) is (a) an Affiliate of such Investor, (b) an employee, limited partner, general partner or director of such Investor, any spouse, sibling or lineal ancestor or descendant of any such employee, limited partner, general partner or director or (c) any trust for the benefit of, or any estate of, any such spouse, sibling, ancestor or descendant and (2) has (a) agreed in writing to be bound and (b) has become bound by the terms and conditions of this
Agreement to the same extent and in the same manner as the Investor transferring Common Stock to such Person; provided, however, if such Person is a direct or indirect transferee of one of the MLGA Investors or the MLGA Partners, the Person need not satisfy the requirements of this clause (2) to be deemed an "Affiliated Transferee."

          (b)       Section 1.1 of the Stockholders Agreement shall be amended
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to  modify  the  definition  of  "Investors"  to  read  as  follows:

               "Investors"  means  the  collective reference to the Blackstone
Investors, the MLGA Investors, the Management Investors and the Other Investors and each Person who becomes a Management Investor or Other Investor pursuant to the provisions of this Agreement (including Section 6.10 hereof), but the term shall not include any Private Transferees (other than Affiliated Transferees who are required to become parties to this Agreement).

          (c)       Section 1.1 of the Stockholders Agreement shall be amended
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to  modify  the  definition  of  "Management  Investors"  to  read as follows:

               "Management Investors" means the Management Investors listed as such on the signature pages hereof, each Person that becomes a Management Investor pursuant to Section 6.10 hereof, and each Affiliated Transferee of any Management Investor.

          (d)       Section 1.1 of the Stockholders Agreement shall be amended
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to  delete  in  its  entirety  the definition of "Permitted Transferee," which definition  shall  not  be  replaced.

          (e)       Section 1.1 of the Stockholders Agreement shall be amended
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to  modify  the  definition  of  "Private  Transferee"  to  read  as  follows:

                    "Private Transferee" means any Person (including any Affiliated Transferee) who acquires any Common Stock upon any sale, assignment, transfer, distribution, participation in, pledge, transfer or other disposition from a Holder or a direct or indirect Private Transferee thereof, other than (i) pursuant to a Public Offering or (ii) pursuant to Rule 144 under the Securities Act after the Initial Public Offering. The term "Private Transferees" shall mean any combination of such Private Transferees and, with respect to any Holder, "Private Transferees" shall mean the specified combination of such Private Transferees.

          (f)        The second sentence of Section 3.2(b) of the Stockholders
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Agreement  shall  be  amended  in  its  entirety  to  read  as  follows:

          "If any shares of Common Stock are transferred to any Private Transferee (other than an Affiliated Transferee who is required to agree in writing to be bound by this Agreement), then upon the request of the Private Transferee the second sentence of the legend required by Section 3.2(a) shall be removed from the certificate evidencing the applicable Common Stock."

          (g)          Section  3.6(a)  of the Stockholders Agreement shall be
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amended  in  its  entirety  to  read  as  follows:

               "(a)    [Reserved]."

     3.        No Other Modification.  Other than as specifically set forth in
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Section  2  of  this  Amendment,  this  Amendment  shall  not  be construed as
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modifying  or  amending  any  term  or  provision of any agreement or document including, but not limited to, the Stockholders Agreement. Other than as modified pursuant to Section 2 of this Amendment, all rights, duties and
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obligations  of the parties under the Stockholders Agreement shall continue in full  force  and  effect.

     4.       Entire Amendment.  This Amendment and the Stockholders Agreement
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and  the  agreements  and documents referenced therein collectively constitute the entire agreement between the parties to this Amendment with respect to the subject matter of this Amendment and the Stockholders Agreement, and supersede all prior agreements, understandings and arrangements, oral or written, between the parties to this Amendment, with respect to the subject matter of
this  Amendment  and  the  Stockholders  Agreement.    Except  as specifically
provided in this Amendment, no party shall be deemed to have released or waived any rights, obligations or claims. From and after the date of the effectiveness of this Amendment, all references in the Stockholders Agreement to the "Agreement" shall be deemed to be references to the Stockholders Agreement after giving effect to this Amendment.

     5.         Counterparts.  This Amendment may be executed in any number of
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counterparts  and  by  the  different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     6.       Governing Law.  This Amendment and the rights and obligations of
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the  parties  hereunder  shall be construed in accordance with and governed by the  law  of  the  State  of  New  York.

     7.      Effectiveness.  This Amendment shall become effective on the date
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on  which  each  of the Issuer, the Blackstone Investors and a majority of the
Management Investors shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Issuer.

     8.          Successors, Assigns and Transferees.  This Amendment shall be
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binding  upon  and  inure  to  the  benefit  of  the  parties hereto and their respective  heirs,  successors  and  assigns.

     IN WITNESS WHEREOF, the Issuer and the Blackstone Investors have caused this Amendment to be executed by duly authorized individuals and each of the Management Investors has individually executed this Amendment as of the date first set forth above.

     "ISSUER"

     HAYNES  HOLDINGS,  INC.

     /s/
     By:

     Its:


     "BLACKSTONE  INVESTORS"

     BLACKSTONE  CAPITAL  PARTNERS  II  MERCHANT  BANKING  FUND  L.P.

     By:          BLACKSTONE  MANAGEMENT  ASSOCIATES II L.L.C, general partner

     /s/

     By:

     Title:


     BLACKSTONE  OFFSHORE  CAPITAL  PARTNERS  II  MERCHANT  BANKING  FUND L.P.

     By:          BLACKSTONE  MANAGEMENT  ASSOCIATES II L.L.C, general partner

     /s/
     By:

     Title:


     BLACKSTONE  FAMILY  INVESTMENT  PARTNERSHIP  L.P.

     By:          BLACKSTONE  MANAGEMENT  ASSOCIATES II L.L.C, general partner

     /s/
     By:

     Title:



     "MANAGEMENT  INVESTORS"




                              /s/ Michael D. Austin
                              Michael  D.  Austin


                              /s/ Joseph  F.  Barker
                              Joseph  F.  Barker


                              /s/ F.  Galen  Hodge
                              F.  Galen  Hodge


                              /s/ Charles  J.  Sponaugle
                              Charles  J.  Sponaugle